Biopharmaceutics - 1999 Est. Revenues

                     AHP                      Pfizer
                     ---                      ------

Enbrel              $350M                      None
Leukine              $30M
BeneFIX             $145M
Neumega              $52M
ReFacto              $50M
Meningitec           $60M
Other Vaccines      $315M
                  -------
   Total          $1,002M





Total does not include Alliance revenues of  $584 M

                      Biopharmaceutics - Share of Revenue


                               AHP
                               ---
           [pie chart containing the following information:]

                                        1999             2002
                                  ---------------  ---------------
Biotech                                 12%              24%
-----------------
Source:  Strategic Plan/Budget

                   Biopharmaceutics - Share of Revenue

                               Pfizer
                               ------

            [pie chart containing the following information:]

                                        1999             2002
                                  ---------------  ---------------
Biotech                                  0%               1%
-----------------
Source:  Analysts Forecasts

                    Biopharmaceutics - Commercial Alliances


                                      AHP
                                      ---
Immunex
-    Majority shareholder
-    Enbrel
-    Leukine

Genetics Institute
-    Wholly owned
-    BeneFIX (Baxter)
-    ReFacto
-    Neumega
-    BMP-2 (Sofamor Danek, Yamanouchi)
-    EPO (out-licensed)
-    Recombinate (out-licensed)


                                    Pfizer
                                    ------
Inhaled Therapeutic & Aventis
-    Inhaled Insulin

                      AHP Biopharmaceutics - Product Flow

IND Track

-    Combination Vaccines
-    TRAIL
-    rh IL-11 (NI)
-    Group B Strep vaccine
-    Anti-B7 Abs

Phase I

-    Gonococcal Vaccine
-    HSV vaccine
-    GeneVax (Registered Trademark)-HIV
-    GeneVax (Registered Trademark)-HSV
-    NTHi/Moraxella vaccine
-    Anti-IL-12
-    rPSGL-lg
-    sIL-1R
-    RSV/PIV vaccine

Phase II

-    RSV Vaccines
-    AVREND (Trademark)
-    MOBIST (Trademark)
-    NUVANCE (Trademark)
-    rh BMP-2 (NI)
-    rh IL-11 (NI)

Phase III

-    rh BMP-2
-    FluMist (Trademark)
-    rh IL-11 (Crohn's)
-    Pneumococcal Conjugate-9 valent
-    ENBREL (Registered Trademark)-CHF
-    LUEKINE (Registered Trademark) (NI)

Pre-Registration

-    PREVNAR (Trademark)
-    ReFacto (Registered Trademark) (US)
-    CMA-676

Approved/Launched

-    ReFacto (EU)
-    ENBREL (Registered Trademark)
-    BeneFIX (Trademark)
-    NEUMEGA (Registered Trademark) rhIL-11
-    MENINGITEC (Trademark)
-    LEUKINE (Registered Trademark)
-    Acel-Imune (Registered Trademark)
-    HibTITER (Registered Trademark)
-    Pnu-Imune (Registered Trademark)
-    FluShield (Registered Trademark)
-    Other Vaccines
-    Erythropoietin<F1>
-    RECOMBINATE (Registered Trademark)<F1>

-----------------
[FN]
(NI) - new indications
<F1> out licensed

                    Pfizer Biopharmaceutics - Product Flow

IND Track

Phase I

Phase II

-    rNIF (UK-279,276)

Phase III

-    Inhaled insulin

Pre-Registration

Approved/Launched

             R&D Facilities Focused Primarily on Biopharmaceutics

AHP                                            Pfizer
---                                            ------
-    Cambridge, MA                             -   None
-    Andover, MA
-    Pearl River, NY
-    Rochester, NY
-    Seattle, WA

                             New Product Revenues

        Share of 2002 sales from products launched in 1999 or later<F1>

                [pie chart containing the following information:]


                                        AHP             Pfizer
                                  ---------------  ---------------
New Products                            18%               9%

-----------------
[FN]
<F1>Excludes alliance revenues

                         Near-Term Patent Expirations

            Major products losing exclusivity between 2000 and 2007

               [time line containing the following information:]

2000 Cardua ($750M+)
2001
2002
2003 Procardia XL ($250M+)
2004 Diflucan ($1,000M+)
2005 Zoton ($250M+), Zosyn ($600M+), Zithromax ($2,500M+), Zoloft ($3,000M+)
2006
2007 Effexor ($2,000M+), Norvasc ($5,000M+), Zyrtec ($1,000M+)

PFE products in white
AHP products in yellow

                        Strength of Near-Term Pipeline

         Established Launch Dates (Peak Year Revenue to Company in $M)


              1999              2000             2001              2002
         --------------    --------------   --------------    --------------
AHP     ReFacto           Trimegestone     FluMist           CCI-779
          ($300-800)        ($400-500)       ($450-600)        ($200-300)
        Sonata            Protonix         CMA-676           Low dose
          ($400-600)        ($250-500)       ($100-200)      PremPro
        Rapamune          Prevnar          rh BMP-2            ($300-600)
        ($900+)             ($500-1B)        ($500-1B)
        Meningitec
          ($200)

Pfizer                    Tikosyn          Zeldox            Inhaled
                            ($100-150)       ($200-500)      insulin*
                          Relpax<F1>       Vfend               ($500+)
                            ($200-400)       ($250-750)
                                           Valdecoxib*
                                             ($250-600)

------------------
[FN]
<F1> Represents co-marketed or co-promoted product, with Pfizer's or AHP's revenue share
Revenue source: October-November 1999 analyst estimates

                     Near-Term Pipeline Revenue Potential

                 Peak Year Sales Potential for Launch Cohorts

                [graphic containing the following information:]


             1999          2000          2001          2002         Total
         ------------  ------------  ------------  ------------ ------------
AHP          2150          1575          1425          700          5850
Pfizer         0           425           1275          500          2200

-----------------
PYS represent Pfizer's or AHP's peak year revenue share
Revenue source: October-November 1999 analyst estimates

                       Pipelines by Phase of Development


                                         AHP
                               ---------------------
                                 Number of Projects
                               ---------------------
IND Track                                 7
Phase I                                   9
Phase II                                 13
Phase III                                14
Review                                    7
     Total                               50


                                       Pfizer
                               ---------------------
                                 Number of Projects
                               ---------------------
IND Track and Phase I                    13
Phase II                                  8
Phase III                                 4
Review                                    2
     Total                               27


PFE projects in red
AHP launches in yellow
Source:  Company data